EXHIBIT 11(b)
                                                                  -------------

                              SS.906 CERTIFICATION


Pursuant to 18 U.S.C. ss.1350, the undersigned officer of ICAP Funds, Inc. (the "Company"), hereby certifies, to the best of his or her knowledge, that the Company's Report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date: February 27, 2004
           ---------------------

                                                   /s/ Robert H. Lyon
                                                   ----------------------------
                                                   Name: Robert H. Lyon
                                                   Title: President
                                                   (Principal Executive Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.

                              SS.906 CERTIFICATION


Pursuant to 18 U.S.C. ss.1350, the undersigned officer of ICAP Funds, Inc. (the "Company"), hereby certifies, to the best of his or her knowledge, that the Company's Report on Form N-CSR for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date: February 27, 2004
           -----------------------------

                                            /s/ Pamela H. Conroy
                                            ------------------------------------
                                            Name: Pamela H. Conroy
                                            Title:  Vice President and Treasurer
                                            (Principal Financial Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.